EX-99.16.a
POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ Shawn K. Lytle
Shawn K. Lytle

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ Jerome D. Abernathy
Jerome D. Abernathy

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ Ann D. Borowiec
Ann D. Borowiec

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ Joseph W. Chow
Joseph W. Chow

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ H. Jeffrey Dobbs
H. Jeffrey Dobbs

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ John A. Fry
John A. Fry

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ Joseph Harroz, Jr.
Joseph Harroz, Jr.

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ Sandra A.J. Lawrence
Sandra A.J. Lawrence

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ Frances A. Sevilla-Sacasa
Frances A. Sevilla-Sacasa

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ Thomas K. Whitford
Thomas K. Whitford

POWER OF ATTORNEY

I, the undersigned member of the Board of Trustees of Ivy Funds, hereby constitute and appoint David F. Connor, William Speacht and Richard Salus, and each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity the Ivy Funds’ Registration Statement on Form N-14 with respect to the proposed reorganizations listed on Exhibit A, attached hereto, and generally to do all such things in my name and on my behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of this 16th day of January, 2024.

/s/ Christianna Wood
Christianna Wood

EXHIBIT A
ACQUIRED FUNDS	ACQUIRING FUNDS
Delaware Ivy Accumulative Fund, a series of Ivy Funds	Delaware Ivy Large Cap Growth Fund, a series of Ivy Funds
Delaware Select Growth Fund, a series of Voyageur Mutual Funds III	Delaware Ivy Large Cap Growth Fund, a series of Ivy Funds
Delaware Mid Cap Growth Equity Fund, a series of Delaware Group Equity Funds IV	Delaware Ivy Mid Cap Growth Fund, a series of Ivy Funds
Delaware Small Cap Growth Fund, a series of Delaware Group Equity Funds IV	Delaware Ivy Small Cap Growth Fund, a series of Ivy Funds
Delaware High-Yield Opportunities Fund, a series of Delaware Group Income Funds	Delaware Ivy High Income Fund, a series of Ivy Funds
Delaware Global Equity Fund, a series of Delaware Group Equity Funds IV	Delaware Ivy Global Growth Fund, a series of Ivy Funds
Delaware Global Equity Fund II, a series of Ivy Funds	Delaware Ivy Global Growth Fund, a series of Ivy Funds
Delaware International Equity Fund, a series of Delaware Group Global & International Funds	Delaware Ivy International Core Equity Fund, a series of Ivy Funds
Delaware International Equity Fund II, a series of Ivy Funds	Delaware Ivy International Core Equity Fund, a series of Ivy Funds